Fees Summary	May 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	714,164.55
Total Transaction Valuation	5,171,358,045.72
Total Offset Amount	173,196.24
Net Fee	$ 540,968.31